UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State of incorporation)	(IRS Employer
Identification No.)

0-13063
(Commission File Number)

6601 Bermuda Road, Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

Social Gaming Business Confidentially Submits Draft S-1 Registration Statement

On November 8, 2018, Scientific Games Corporation (the “Company”) issued a press release disclosing that it is considering a possible initial public offering of a minority interest in its social gaming business in 2019. On December 17, 2018, the social gaming business confidentially submitted a draft registration statement on Form S-1 to the Securities and Exchange Commission (the “SEC”) relating to such offering.

Our social gaming business’ previously disclosed financial results for the nine months ended September 30, 2018 reflect $28.9 million of intercompany costs incurred under existing services and license agreements entered into in September 2016 between the social gaming business, on the one hand, and the Company and its subsidiaries, on the other.  The services agreement governs various corporate services and other shared services the Company and its subsidiaries provide to the social gaming business, and the license agreement governs the use of certain of the Company’s and its subsidiaries’ licensed and owned intellectual property by the social gaming business.

If the offering is consummated, the Company and the social gaming business may seek to amend or revise such agreements, which could result in a change in the amount of such expenses payable by the social gaming business thereafter.

The possibility of consummating the offering, as well as the timing of any such offering, is subject to various factors, including market conditions and the completion of the SEC’s review process. There can be no assurance that the Company will proceed with such offering or amend existing agreements.

This Current Report on Form 8-K (this “Report”) does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The information contained under Item 2.02 in this Report, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

The information contained under Item 2.02 in this Report is incorporated herein by reference. The information contained under Item 7.01 in this Report is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward Looking Statements

This Report contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “estimate,” “should,” “could,” “potential,” “opportunity,” or similar terminology.  Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including the possibility that the contemplated initial public offering of a minority interest in our social gaming business (the “contemplated IPO”) will not be pursued or completed and the risk that the anticipated benefits of the contemplated IPO are not realized or that we may not be able to utilize the proceeds of the contemplated IPO as expected. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC on March 1, 2018 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake and expressly disclaim any obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: December 17, 2018	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary